SETTLEMENT AGREEMENT, WAIVER AND MUTUAL RELEASE

This Settlement Agreement, Waiver and Mutual Release (this “Agreement”), is made and entered into on November 9, 2014 (the “Effective Date”), between Cubed, Inc., a Nevada corporation (“Cubed”), on the one hand, and WikiTechnologies, Inc., a Delaware corporation (“Wiki”) and its shareholders, Marco Garibaldi, an individual (“Garibaldi”), and Edward C. DeFeudis (“DeFeudis,” and together with Garibaldi, the “Shareholders”), on the other hand.  Cubed, Wiki and the Shareholders may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties signed a Share Exchange Agreement dated May 22, 2014 (the “Share Exchange”);

WHEREAS, there exists a number of potential disputes between the Parties about claims the Parties purport to have against one another relating to the Share Exchange (the “Disputes”); and

WHEREAS, the Parties, in order to avoid the delay and expense of litigation have agreed to compromise and settle all disputes and differences between them related to the Disputes.

NOW, THEREFORE, in consideration of the conditions, covenants and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.

Incorporation.  The above-mentioned recitals are hereby incorporated into, and made a part of this Agreement.

2.

Consideration.  As consideration for the release, promises, and restrictive covenants set forth in this Agreement:

a)

Contemporaneous with the execution and delivery of this Agreement, Cubed agrees to return to the Shareholders all issued and outstanding shares of Wiki stock, a total of one thousand (1,000) shares of common stock, and the Shareholders agree to return to Cubed one million two hundred thousand (1,200,000) shares of common stock of Cubed (collectively the “Returned Shares”), both of which were exchanged between the Parties according to the terms of the Share Exchange.  The purpose and effect of this transfer shall be to cancel the original Share Exchange, which will be considered rescinded in its entirety upon the execution of this Agreement by the Parties.  In addition to returning the Returned Shares, Cubed shall execute and deliver the Irrevocable Stock Powers attached hereto as Exhibit A, and the Shareholders shall execute and deliver the Irrevocable Stock Powers attached hereto as Exhibit B, with a medallion guarantee on their signatures.

b)

Wiki shall, (i) within ten (10) days of the execution and delivery of this Agreement, deliver thirty (30) shares of common stock of Wiki to Cubed, which is three percent (3%) of the total issued and outstanding shares of Wiki, and also (ii) Wiki shall pay Cubed a total of Twenty Five Thousand Dollars ($25,000) upon Wiki raising a minimum of $100,000 in capital, or December 31, 2014, whichever occurs later (collectively, the “Proceeds”).  Wiki hereby covenants to use its best efforts to raise $100,000 in capital as soon as possible following the execution of this Agreement and to immediately notify Cubed when such funds have been raised.

3.

Release.  As a material inducement for the Parties to enter into this Agreement, the Parties hereby release and forever discharge one another and each of their respective past and present predecessors, successors, affiliates, subsidiaries, parents, insurers, officers, directors, employees, managers, members, shareholders, heirs, agents, and attorneys from any and all known and unknown claims, disputes, demands, debts, liabilities, obligations, contracts, agreements, causes of action, suits, attorneys’ fees and/or costs, of whatever nature, character or description, which the Parties had, now have, or may have related to the Disputes.  For purposes of this Agreement, “affiliate” shall include, but not be limited to, any shareholders, officers or directors of the Parties as of the date of this Agreement.  The Parties understand and acknowledge that the significance and consequence of this waiver is that even if the Parties should at anytime incur additional damages arising out of the subject matter hereof, they will be precluded from making any further claim for damages.  Furthermore, the Parties acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this Agreement but which they do not know exist, and which, if known, would materially affect their decision to execute this Agreement, regardless of whether the Parties’ lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

4.

Assignment.  Each Party represents that it has not assigned any claim(s) it has or may have related to the Share Exchange.

5.

Scope of Release.  This release does not preclude an action to enforce the specific terms of this Agreement.

6.

Further Action.  The Parties shall execute and deliver all documents, provide all information and take or forebear from taking all such action(s) as may be necessary or appropriate to achieve the purpose of this Agreement.

7.

Legal Counsel.  Each Party acknowledges and represents that, in executing this Agreement, such Party has had the opportunity to consult legal counsel, and has not relied on any inducements, promises, or representations made by any Party or any party representing or serving such Party, unless expressly set forth herein.

8.

No Admission of Liability.  This Agreement does not constitute an admission of liability by any Party for any purpose, except as otherwise provided herein.

9.

Amendment; Cancellation.  This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the Parties to be charged with such modification.

10.

Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective partners, employees, agents, servants, heirs, administrators, executors, successors, representatives and assigns.

11.

Choice of Law and Venue.  This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of Nevada, including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.  Venue for any action brought under this Agreement shall be in the appropriate court in Clark County, Nevada.

12.

Entire Agreement.  This Agreement and the exhibits hereto set forth the entire agreement and understanding of the Parties hereto and supersedes any and all prior agreements, arrangements and understandings related to the subject matter hereof.

13.

Attorneys’ Fees.  The Parties hereto agree that in the event of any breach of this Agreement, the Party determined to be responsible for the breach will pay all reasonable costs and fees incurred by the Party seeking to enforce this Agreement, including attorney fees, whether incurred with or without suit or before or after judgment.

14.

Authority to Sign.  Each person executing this Agreement hereby warrants and represents that he or she has the power and authority to execute this Agreement on behalf of such Party and on behalf of any other person and/or entity that such signing Party purports to bind.

15.

Interpretation of Agreement. This Agreement shall be construed as though all Parties equally drafted it.

16.

Counterparts.  The Parties agree that this Agreement may be executed in multiple counterparts and, upon such execution, all the counterparts taken together shall constitute one and the same agreement.  Counterparts and signatures transmitted by facsimile or email (pdf) shall be valid and effective as originals.

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PLEASE READ CAREFULLY, THIS SETTLEMENT AGREEMENT, WAIVER AND MUTUAL RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first above written.

“Cubed”	“Wiki”

Cubed, Inc.,	WikiTechnologies, Inc.,
a Nevada corporation	a Delaware corporation

/s/ Joseph White	/s/ Edward C. DeFeudis
By: Joseph White	By: Edward C. DeFeudis
Its: President and CEO	Its: President and CEO

“Shareholders”

/s/ Edward C. DeFeudis
Edward C. DeFeudis

/s/ Marco Garibaldi
Marco Garibaldi

Exhibit A

Cubed Irrevocable Stock Powers

A-1

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to Marco Garibaldi, an individual, a total of five hundred (500) shares of common stock of WikiTechnologies, Inc., a Delaware corporation, represented by stock certificate number 4.

IN WITNESS HEREOF, the party below has executed this Irrevocable Stock Power as of the date indicated by his signature below.

Cubed, Inc.,
a Nevada corporation

Dated: __________________, 2014	________________________
By: Joseph White
Its: President

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to Edward C. DeFeudis, an individual, a total of five hundred (500) shares of common stock of WikiTechnologies, Inc., a Delaware corporation, represented by stock certificate number 3.

IN WITNESS HEREOF, the party below has executed this Irrevocable Stock Power as of the date indicated by his signature below.

Cubed, Inc.,
a Nevada corporation

Dated: __________________, 2014	________________________
By: Joseph White
Its: President

Exhibit B

Wiki Irrevocable Stock Power

B-1

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to Cubed, Inc., a Nevada corporation (“Cubed”), a total of six hundred thousand (600,000) shares of common stock of Cubed, represented by stock certificate number 272.

IN WITNESS HEREOF, the party below has executed this Irrevocable Stock Power as of the date indicated by his signature below.

Dated: __________________, 2014	________________________
Edward C. DeFeudis

____________________________

Medallion Guaranteed

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to Cubed, Inc., a Nevada corporation (“Cubed”), a total of six hundred thousand (600,000) shares of common stock of Cubed, represented by stock certificate number 271.

IN WITNESS HEREOF, the party below has executed this Irrevocable Stock Power as of the date indicated by his signature below.

The First American Trust

Dated: __________________, 2014	________________________
By: ____________________
Its: Trustee

____________________________

Medallion Guaranteed